Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Annual Report of Taro Pharmaceutical Industries Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we James Kedrowski, Interim Chief Executive Officer and Director of the Company, and Michael Kalb, Group Vice President, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2011	By:	/s/ James Kedrowski
James Kedrowski
Interim Chief Executive Officer and Director

By:	/s/ Michael Kalb
Michael Kalb
Group Vice President, Interim Chief Financial Officer